UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

AUGUST 2, 2001
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	000-25331	91-1788300

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

532 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94105

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 808-8800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events.

     On August 2, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release announcing the immediate appointments of Larry Weber and Jeffrey T. Webber and the resignations of Kevin Harvey and George Zachary to the Company’s Board of Directors. A copy of the press release announcing these changes is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press release of Critical Path, Inc. dated August 2, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC

Date: August 8, 2001
By:	/s/ LAWRENCE P. REINHOLD

Lawrence P. Reinhold Executive Vice-President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED AUGUST 2, 2001

Exhibit	Description

99.1	Press Release of Critical Path, Inc. dated August 2, 2001